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                                                                 EXHIBIT (10)(a)

                                Amendment No. 1
                                      to
                   The First American Financial Corporation
                           Pension Restoration Plan


The following amendment is hereby made to The First American Financial Corporation Pension Restoration Plan (effective as of January 1, 1994) (hereinafter referred to as the "Plan"). This amendment is effective as of May 12, 2000, and is made for the purpose of reflecting the change in the name of the sponsor of the Plan (the "Company" as defined therein) from "The First American Financial Corporation" to "The First American Corporation," which change became effective on said date.

1. Plan section 1.1, relating to the name of the Plan, is amended to read in its entirety as follows:

          1.1  Adoption and Name of Plan

               Effective as of January 1, 1994, The First American Corporation (the "Company") establishes this restoration retirement plan to be known as The First American Corporation Pension Restoration Plan (the "Plan"), for eligible executives of Employers. Capitalized terms used in this Article shall have the meanings set forth in Article 2 of this Plan.

2. All references to the name of the Plan that are made in the Plan document shall be deemed to refer to the new name of the Plan as set forth in this Amendment No. 1.

3. Except as amended above, the Plan as in effect prior to this amendment shall continue unchanged.

In Witness Whereof, The First American Corporation has caused its duly authorized officers to execute this Plan amendment on July 19, 2000.

                              The First American Corporation


                              By: /s/ Parker S. Kennedy
                                  --------------------------
                                    Parker S. Kennedy

                              Its:  President



                              By: /s/ Mark R Arnesen
                                  --------------------------
                                    Mark R Arnesen
                              Its:  Secretary